November 14, 2018 Medley LLC 280 Park Avenue, 6th Floor East New York, NY 10017 Re: Letter Agreement (the "Letter Agreemene) Ladies and Gentlemen: We refer to that certain Credit Agreement, dated as of August 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Medley LLC, a Delaware limited liability company (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders"), and City National Bank, a national banking association, in its capacity as the administrative agent (the "Administrative Agent") and in its capacity as the collateral agent for the Lenders (the "Administrative Agent" and the "Collateral Agent", collectively "Agents"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. Borrower has informed the Agents and the Lenders that Borrower intends to enter into a merger transaction, pursuant to the Merger Agreement dated as of August 9, 2018 in the form provided to Agents prior to the date hereof (the "Merger Agreement") among Medley Management Inc., a Delaware corporation ("Medley"), Sierra Income Corporation, a Maryland corporation ("SIC") and Sierra Management, Inc., a Delaware corporation and wholly-owned subsidiary of SIC ("Merger Sub"), in accordance with which Medley will merge with and into Merger Sub, with Merger Sub as the survivor thereof (the "Designated Transaction"). Agents, the Lenders and Borrower agree that on the "Closing Date" as such term is defined in the Merger Agreement and the consummation of the Designated Transaction ( such date, the "Designated Transaction Effective Date") a Change in Control will have occurred pursuant to the Credit Agreement. Notwithstanding, the Borrower requests that the Agents and the Lenders agree that the Designated Transaction be deemed to not constitute a Change in Control subject to the conditions stated herein. In consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agents, the Lenders and Borrower agree as follows: 1. So long as the Designated Transaction Effective Date occurs on or before March 29, 2019, the Designated Transaction shall not constitute a Change in Control until the date that is 120 days after the Designated Transaction Effective Date. If the Designated Transaction Effective Date occurs on or after March 30, 2019, the Designated Transaction shall constitute a Change in Control immediately upon the occurrence of the Designated Transaction Effective Date. LEGAL_us _w # 96205864.9 38468.00116

EXHIBIT A REAFFIRMATION AND CONSENT Reference is hereby made to that certain LETTER AGREEMENT, dated as of November 14, 2018 (the "Letter Agreement"), by and among MEDLEY LLC, a Delaware limited liability company ("Borrower"), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and CITY NATIONAL BANK, a national banking association ("CNB"), as administrative agent and collateral agent for the Lenders and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"). All initially capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of August 14, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and Among Borrower, the Lenders and Agents. The undersigned Guarantors each hereby (a) represents and warrants to Agent that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Organizational Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendments of the Credit Agreement and the consents set forth in the Letter Agreement; ( c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under any Loan Documents to which it is a party; ( d) reaffirms, acknowledges and agrees that it has granted to Collateral Agent a perfected security interest in the Collateral in order to secure all of its present and future Indebtedness under the Loan Documents to which it is a party; (e) restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and other Loan Documents to which it is a party effective as of the date of the Letter Agreement; (f) confirms that all Indebtedness of the Guarantors evidenced by the Loan Documents to which they are a party are unconditionally owing by it to Agents and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever; and (g) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governedby the laws of the State of New York. [Signature page follows] LEGAL_US_W # 96205864.9 38468.00116